EXHIBIT 10                  UNITED NATURAL FOODS, INC.
                                  260 LAKE ROAD
                           DAYVILLE, CONNECTICUT 06241

                                                    As of March 1, 1997

FLEET CAPITAL CORPORATION
200 Glastonbury Boulevard
Glastonbury, Connecticut 06033

           Re:  First Amendment to Amended and Restated Loan Agreement
                ------------------------------------------------------

Ladies and Gentlemen:

           Reference is made to the Amended and Restated Loan and Security Agreement dated February 20, 1996 ("Loan Agreement") and all promissory notes, mortgages, guaranties, agreements, documents and instruments entered into by United Natural Foods, Inc., Mountain People's Warehouse Incorporated, Natural Retail Group, Inc., Rainbow Natural Foods, Inc., and Nutrasource, Inc. (collectively, the "Borrowers") and any other person or obligor pursuant thereto (collectively, the "Loan Documents") with or for the benefit of Fleet Capital Corporation ("Lender"). Except as otherwise defined herein, capitalized terms used herein shall have the meanings given them in the Loan Agreement. This First Amendment to Loan Agreement is referred to as the "First Amendment".

           Background. The Borrowers have requested that the Lender agree to (a)
           ----------
decrease the interest rates charged on the Loans, (b) provide mortgage financing in connection with contemplated purchases of real estate in Denver, Colorado and Auburn, California, (c) provide up to $10,000,000 in Loans to finance the acquisition of businesses by the Borrowers and (d) to extend the term of the Loan Agreement. The Lender has agreed to the foregoing changes, subject to the terms and conditions of this First Amendment.

           Subject to the satisfaction of the terms and conditions hereof, Lender and Borrower have agreed that the Loan Agreement shall be amended as follows:

1.         Amendments to the Loan Agreement.
           --------------------------------

           1.1 Section 1.2 of the Loan Agreement is amended to add the following subsection 1.2.3 thereto:

                     "1.2.3    Real Estate Acquisition Loans. The Lender agrees
                               -----------------------------
to make to the Borrowers two additional Loans (the "Real Estate Acquisition Loans") in the original principal amounts of up to $7,500,000 for the purchase of real Property in Denver, Colorado and up to $5, 500,000 for the purchase of real Property in Auburn, California. Such Real Estate Acquisition Loans shall
(a) amortize in equal monthly payments over a twenty (20) year period, (b) be due and payable at the first to occur of (i) at the election of Lender upon and during the existence of an Event of Default or (ii) upon the expiration of the term of this Agreement, and (c) be secured by all the Collateral. In addition, the making of such Real Estate Acquisition Loans will be subject to the satisfaction of

Fleet Capital Corporation
March 1, 1997
Page 2

such conditions as the Lender normally and customarily requires upon the making of a mortgage loan including, without limitation, (a) the receipt of a Secured Promissory Real Estate Note duly executed by the Borrowers in substantially the form of Exhibit A-2 hereto, (b) the receipt of duly executed mortgages, deeds of trust or security deeds and collateral assignments in form and substance satisfactory to the Lender covering the real Property to be purchased, (c) the recording of such collateral documents in each office where such recording is required to constitute a valid Lien on the real Property, (d) delivery to the Lender of title insurance policies issued by companies satisfactory to Lender insuring the Lender's valid first Lien on the real Property and with such coverages and subject to such exceptions as the Lender may require or accept, and (e) delivery to the Lender of environmental assessments, surveys and other due diligence and other information concerning the real Property as the Lender may reasonably request."

           1.2 Section 1 of the Loan Agreement is amended to add the following subsection 1.4 thereto:

                     "1.4      Acquisition Loans. The Lender agrees to make
                               -----------------
Loans ("Acquisition Loans") from time to time to the Borrowers to be used for the purpose of purchasing businesses in the lines of business conducted by the Borrowers which the Borrowers have determined, in their reasonable business judgment, would enhance the business, operations, prospects and condition (financial and otherwise) of the Borrowers. The aggregate amount of Acquisition Loans made under this subsection shall not exceed $10,000,000 during the term of this Agreement. All Acquisition Loans shall be evidenced by and payable in accordance with the terms of the Secured Promissory Acquisition Term Note in the form of Exhibit A-1 hereto and will be secured by all the Collateral. The Borrowers agree to furnish to the Lender notice and copies of any letter of intent or memorandum of understanding and purchase documents for any acquisition they may contemplate and allow Lender and its representatives reasonable access to financial information and the assets and properties to be acquired which will, upon consummation of the acquisition, become Collateral for the Obligations. If any such acquisition is structured as the acquisition of the stock or other securities of a Person to be acquired or Borrowers create a subsidiary to make the acquisition, Borrowers shall cause such entity to enter into a guaranty of the Obligations and to grant to Lender a security interest in its assets to secure such guaranty reasonably satisfactory to the Lender. The Lender agrees to enter into confidentiality agreements with the Persons that Borrower may acquire on terms mutually agreeable to Lender and any such Person."

           1.3 Subsection 2.1.1 of the Loan Agreement is amended to delete subparagraphs (i) and (ii) thereof and to replace such subparagraphs with the following:

                     "(i)      For each Revolving Credit Loan bearing interest
based upon the Base Rate, at a fluctuating rate per annum equal to the Base Rate; and

                     (ii) For each Euro-Dollar Revolving Credit Loan, at a rate per annum equal to one percent (1.00%) plus the Euro-Dollar Rate for the applicable Euro-Dollar Interest Period selected by Borrowers in conformity with this Agreement."

Fleet Capital Corporation
March 1, 1997
Page 3

           1.4 Section 3 of the Loan Agreement is amended to add the following subsection 3.1.4 thereto:

               3.1.4. Fixed Rate Loan Requests. (a) Notwithstanding the
                      ------------------------
provisions of Section 3.1.1 above, in the event that Borrowers shall request a Fixed Rate Loan under this Agreement, Borrowers shall give Lender not less than three (3) Business Days prior irrevocable written notice thereof specifying (i) the date of the requested Fixed Rate Loan (which shall be a Business Day), (ii) the amount of such Fixed Rate Loan which shall be not less than $1,000,000.00 or an integral multiple thereof, and (iii) the duration of the Fixed Rate Interest Period of such Fixed Rate Loan.

                     (b) Borrowers shall indemnify Lender against all out-of-pocket costs and expenses (including, without limitation, any cancellation or similar fees paid by Lender to lenders of funds borrowed by it to make or carry any Loan as a Fixed Rate Loan and any loss sustained by Lender in connection with the reemployment of funds with respect to any Fixed Rate Loan) which Lender may sustain (i) if the making of any Loan as a Fixed Rate Loan does not occur on the date specified therefor in the notice of borrowing given by Borrowers pursuant to Section 3.1.1 hereof, (ii) if Borrowers fail to give the required notice of its intent to prepay a Fixed Rate Loan, (iii) if any prepayment of a Fixed Rate Loan occurs on a date which is not the expiration date of the Fixed Rate Interest Period of such Fixed Rate Loans, (iv) if any prepayment of a Fixed Rate Loan is not made on the date specified in a notice of prepayment given by Borrowers, or (v) as a consequence of any default by Borrowers under this Agreement. The amount payable upon any such prepayment shall equal Lender's out-of-pocket costs plus an amount computed as follows: the latest rate preceding the date of prepayment for United States Treasury Notes or Bills (Bills on a discounted basis shall be converted to a bond equivalent) as determined by the Bank with a maturity date closest to the scheduled maturity date on the term of the Fixed Rate applicable to the Loan, or portion thereof, to be prepared shall be subtracted from the Fixed Rate applicable to the Fixed Rate Loan, or portion thereof, to be prepaid. If the result is zero or a negative number, there shall be no prepayment premium. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the Loan principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term of the Fixed Rate Loan as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the number of months remaining in the term of such Fixed Rate Loan and using the above referenced United States Treasury Note or Bill rate and the number of days remaining on the term of the Fixed Rate Loan as of the date of the prepayment. A statement by Lender claiming compensation under this Section shall be sent to the Borrowers and shall set forth the additional amount or amounts to be paid to Lender hereunder. Such statement shall be conclusive and binding on Borrowers, absent manifest error.

                     (c) Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or direction, or any change therein or in the interpretation or application thereof, shall make it unlawful for Lender to make or maintain its Fixed Rate Loans, or if with respect to any Fixed Rate Interest Period, the Lender is unable to determine the Fixed Rate relating thereto, or adverse or unusual conditions in or changes in applicable law relating to the applicable interbank

Fleet Capital Corporation
March 1, 1997
Page 4

federal discount market make it, in the reasonable good faith judgment of Lender, impracticable to fund any Fixed Rate Loans or make the projected Fixed Rate unreflective of the actual costs of funds therefor to Lender, the obligation of Lender to make Fixed Rate Loans hereunder shall forthwith be canceled and the Borrowers shall, if any affected Fixed Rate Loans are then outstanding, promptly upon request of Lender, either pay all such affected Fixed Rate Loans or convert such affected Fixed Rate Loans into Loans of another type. If such payment or conversion of any Fixed Rate Loan is made on a day that is not applicable to such Fixed Rate Loan, Borrowers shall pay Lender, upon Lender's request, such amount or amounts as may be necessary to compensate Lender for any loss or expense sustained or incurred by Lender in respect of such Fixed Rate Loan as a result of such payment or conversion, including (but not limited to) any interest or other amounts payable by Lender to lenders of funds obtained by Lender to make or maintain such Fixed Rate Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lender to Borrowers shall be conclusive absent manifest error.

           1.5 Subsection 4.1 is amended to delete the date "July 31, 1998" therefrom and to substitute in place thereof the date "July 31, 2002"

           1.6 Subsection 4.2.3 is deleted in its entirety and the following is substituted therefore:

                     "4.2.3    Termination Charges. At the effective date of
                               -------------------
termination of this Agreement by Borrowers for any reason, Borrowers shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) in lieu of the payment of financing fees and charges that would otherwise be charged by Lender upon the closing of the Loans and otherwise as liquidated damages for the loss of the bargain and not as a penalty, (a) an amount equal to one percent (1%) of the Average Monthly Loan Balance (during the prior 12 months) if termination occurs during the period from March 1, 1997 through July 31, 1998, (b) an amount equal to three quarter percent (3/4%) of the Average Loan Balance (during the prior 12 months) if termination occurs during the period from August 1, 1998 through July 31, 1999, (c) an amount equal to one half percent (1/2%) of the Average Monthly Loan Balance (during the prior 12 months) if termination occurs during the period from August 1, 1999 through July 31, 2000, an amount equal to one-quarter percent (1/4%) from August 1, 2000 to July 31, 2001, and (d) from and after August 1, 2001, no termination charge will be required to be paid."

           1.7 Subsections 8.3.1, 8.3.2 and 8.3.3 are hereby deleted in their entirety.

           1.8       Appendix A. General Definitions is hereby amended as
                     ----------
follows:

                     (a) The following definitions are added between the definitions "Accounts" and "Adjusted Net Earnings from Operations":

                     "Acquisition Loans - the Loans described in Subsection 1.4
                      -----------------
of the Agreements.

Fleet Capital Corporation
March 1, 1997
Page 5

                     "Acquisition Note - the Secured Promissory Acquisition Loan
                      ----------------
Note to be executed by Borrowers to evidence the Acquisition Loans which shall be in substantially the form of Exhibit A-1 to the Agreement."

                     (b) The following definition is added between the definitions "Availability" and "Bank":

                     "Average Monthly Loan Balance - for any month, the amount
                      ----------------------------
obtained by adding up the unpaid balance of the Loans and LC Guaranties at the end of each day for each day during the applicable month and by dividing such sum by the number of days in such month."

                     (c) The definition of Borrowing Base is amended to delete clause (i) thereof and to substitute in place thereof:

                     "(i)      $50,000,000 minus the unpaid principal balance of
                                           -----
(a) the Term Loan; (b) the Real Estate Term Loan; (c) the Acquisition Loans; (d) the Real Estate Acquisition Loans; and (d) the face amount of any LC Guaranty outstanding at such date; or"

                     (d) The following definitions are added between the definitions of "Event of Default" and "GAAP":

                               "Fixed Rate - with respect to any Fixed Rate
                                ----------
Interest Period, a fixed interest rate per annum equal to the sum of:

                               (i)     the rate to maturity of U.S. Treasury
issues maturing on, or as nearly as possible prior to, the last day of such Fixed Rate Interest Period, such rate to be determined by the Bank as of the Business Day immediately preceding the first day of such Fixed Rate Interest Period; plus

                               (ii)    Lender's cost (expressed as a percentage
per annum) to acquire such U.S. Treasury issues; plus

                               (iii)   one and one-quarter (1.25%) percent

               The determination of the Fixed Rate by Lender shall, in the absence of manifest error, be conclusive.

               Fixed Rate Interest Period - with respect to each Fixed Rate
               --------------------------
Loan, the period commencing on (and including) the date that such Fixed Rate Loan is made and ending on (but excluding) the numerically corresponding maturity date of the U.S. Treasury issue by which the Fixed Rate is established, provided that:

Fleet Capital Corporation
March 1, 1997
Page 6

               (a) each such Fixed Rate Interest Period occurring after the initial Fixed Rate Interest Period shall commence on the day on which the next preceding Fixed Rate Interest Period expires,

               (b) if any Fixed Rate Interest Period would otherwise commence or expire on a day which is not a Business Day, such Fixed Rate Interest Period shall commence or expire, as the case may be, on the next succeeding Business Day unless the result would be to cause such Fixed Rate Interest period to commence or expire, as the case may be, in another calendar month, in which case such Fixed Rate Interest Period shall commence or expire on that next preceding Business Day,

               (c) if any Fixed Rate Interest Period commenced on the last Business Day in a calendar month and there is no numerically corresponding day in the month in which such Fixed Rate Interest Period ends, such Fixed Rate Interest period shall expire on the last day in such later month,

               (d) no Fixed Rate Interest period shall extend beyond the last day of the Original Term or any Renewal Term, as applicable.

                  Fixed Rate Loans - any portion of the Term Loan, Real Estate
                  ----------------
Loan, Real Estate Acquisition Loans or Acquisition Loans on which Borrowers elect pursuant to the terms of the applicable Note or this Agreement, to pay interest at a fixed rate of interest equal to the Fixed Rate for the applicable Fixed Rate Interest period."

               (e) The following definitions are added between the definitions of "Purchase Money Loan" and "Real Estate Loan":

                  "Real Estate Acquisition Loans - the Loans described in
                   -----------------------------
subsection 1.2.3.

                  Real Estate Acquisition Notes - the Real Estate Acquisition
                  -----------------------------
Term Notes to be executed by Borrowers to evidence the Real Estate Acquisition Loans which shall be in substantially the form of Exhibit A-2 to the Agreement."

               (f) All references in the Agreement to Loans or to specific Loans shall be amended to include references to the Acquisition Loans and Real Estate Acquisition Loans and the context may require.

2.  Representations and Warranties.
    ------------------------------

               To induce Lender to enter into this First Amendment, each Borrower warrants, represents and covenants to Lender that:

               (a) Organization and Qualification. Each Borrower is a
                   ------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its

Fleet Capital Corporation
March 1, 1997
Page 7

incorporation. Each Borrower is duly qualified or is authorized to do business and is in good standing as a foreign corporation or limited liability company in all states and jurisdictions in which the failure of such Borrower to be so qualified would have a material adverse effect on the financial condition, business or properties of the Borrower.

                     (b)       Corporate Power and Authority. Each Borrower is
                               -----------------------------
duly authorized and empowered to enter into, execute, deliver and perform this First Amendment, the Amended and Restated Real Estate Term Note, the Acquisition Note (collectively the "Amended and Additional Notes) and each of the Loan Documents to which it is a party. The execution, delivery and performance of this First Amendment and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders or members of a Borrower; (ii) contravene any Borrower's charter, by-laws or operating agreement; (iii) violate, or cause Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which Borrower's Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower.

                     (c)       Legally Enforceable Agreement. This First
                               -----------------------------
Amendment, the Amended and Additional Notes and each of the other Loan Documents when delivered under this First Amendment will be, a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms.

                     (d)       No Material Adverse Change. Since the date of the
                               --------------------------
last financial statements provided by the Borrower to the Lender, there has been no material adverse change in the condition, financial or otherwise, of any Borrower as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of Equipment and real property owned by Borrowers, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

                     (e)       Continuous Nature of Representations and
                               ----------------------------------------
Warranties. Each representation and warranty contained in the Loan Agreement and
----------
the other Loan Documents remains accurate, complete and not misleading in any material respect on the date of this First Amendment, except for representations and warranties that explicitly relate to an earlier date and changes in the nature of any Borrower's business or operations that would render the information in any exhibit attached thereto either inaccurate, incomplete or misleading, so long as such changes were disclosed in the Form S-1 Registration Statement of UNF as filed with the Securities and Exchange Commission on September 4, 1996, as amended, or Lender has consented to such changes or such changes are expressly permitted by the Loan Agreement.

Fleet Capital Corporation
March 1, 1997
Page 8


3.  Conditions Precedent.
    --------------------

                     Notwithstanding any other provision of this First Amendment or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this First Amendment, this First Amendment shall not be effective as to Lender unless and until each of the following conditions has been and continues to be satisfied:

                     (a)       Documentation.  Lender shall have received, in
                               -------------
form and substance satisfactory to Lender and its counsel, a duly executed copy of this First Amendment and the Amended and Additional Notes in the form attached hereto, together with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith, all in form and substance satisfactory to Lender and its counsel.

                     (b)       No Default. No Default or Event of Default shall
                               ----------
exist except as previously disclosed to and consented to by Lender.

                     (c)       No Litigation. Except as previously disclosed to
                               -------------
and consented to by Lender, no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of the Loan Agreement or this First Amendment or the consummation of the transactions contemplated thereby or hereby.

4.  Acknowledgment of Obligations.
    -----------------------------

                     Each Borrower hereby (1) reaffirms and ratifies all of the promises, agreements, covenants and obligations to Lender under or in respect of the Loan Agreement and other Loan Documents as amended hereby and (2) acknowledges that it is unconditionally liable for the punctual and full payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including reasonable attorneys' fees and expenses) under the Loan Documents, as amended hereby, and that it has no defenses, counterclaims or setoffs with respect to full, complete and timely payment and performance of all Obligations.

5.  Confirmation of Liens.
    ---------------------

                     Each Borrower acknowledges, confirms and agrees that the Loan Documents, as amended hereby, are effective to grant to Lender duly perfected, valid and enforceable first priority security interests and liens in the Collateral described therein and that the locations for such Collateral specified in the Loan Documents have not changed. Borrower further acknowledges and agrees that all Obligations of Borrower are and shall be secured by the Collateral.

Fleet Capital Corporation
March 1, 1997
Page 9

6.  Miscellaneous.
    -------------

                     Except as set forth herein, the undersigned confirms and agrees that the Loan Documents remain in full force and effect without amendment or modification of any kind. Each Borrower hereby acknowledges its obligation to pay to Lender's reasonable attorneys' fees and costs incurred in connection with this First Amendment, as set forth in the Loan Agreement. The execution and delivery of this First Amendment by Lender shall not be construed as a waiver by Lender of any Default or Event of Default under the Loan Documents. This First Amendment, together with the Loan Agreement and other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof. This First Amendment and the transactions hereunder shall be deemed to be consummated in the State of Connecticut and shall be governed by and interpreted in accordance with the laws of that state. This First Amendment and the agreements, instruments and documents entered into pursuant hereto or in connection herewith shall be "Loan Documents" under and as defined in the Loan Agreement.

           Executed under seal on the date set forth above.

ATTEST:                                UNITED NATURAL FOODS, INC.


  /s/ JOHN F. BREGGIA                  By: /s/ STEVEN TOWNSEND
---------------------------               ------------------------------------
                                          Name: STEVEN TOWNSEND
                                               -------------------------------
                                          Title: CHIEF FINANCIAL OFFICER
                                               -------------------------------

ATTEST:                                MOUNTAIN PEOPLE'S WAREHOUSE, INC.


  /s/ JOHN F. BREGGIA                 By: /s/ STEVEN TOWNSEND
---------------------------               ------------------------------------
                                          Name: STEVEN TOWNSEND
                                               -------------------------------
                                          Title: CHIEF FINANCIAL OFFICER
                                               -------------------------------

ATTEST:                               NATURAL RETAIL GROUP, INC.


    /s/ JOHN F. BREGGIA               By: /s/ STEVEN TOWNSEND
---------------------------               ------------------------------------
                                          Name: STEVEN TOWNSEND
                                               -------------------------------
                                          Title: CHIEF FINANCIAL OFFICER
                                               -------------------------------

Fleet Capital Corporation
March 1, 1997
Page 10

ATTEST:                                NUTRASOURCE, INC.


  /s/ JOHN F. BREGGIA                  By:  /s/ STEVEN TOWNSEND
---------------------------               ------------------------------------
                                          Name: STEVEN TOWNSEND
                                               -------------------------------
                                          Title: CHIEF FINANCIAL OFFICER
                                               -------------------------------

ATTEST:                                RAINBOW NATURAL FOODS, INC.


  /s/ JOHN F. BREGGIA                  By:  /s/ STEVEN TOWNSEND
---------------------------               ------------------------------------
                                          Name: STEVEN TOWNSEND
                                               -------------------------------
                                          Title: CHIEF FINANCIAL OFFICER
                                               -------------------------------


Accepted in Glastonbury, Connecticut
on March 25, 1997

FLEET CAPITAL CORPORATION


By: /s/ TIMOTHY G. JOHNSON
   ------------------------
      Name: TIMOTHY G. JOHNSON
           --------------------
      Title: VICE PRESIDENT
            -------------------

                                   EXHIBIT A-1

                    SECURED PROMISSORY ACQUISITION TERM NOTE



$10,000,000.00                                                    March 1, 1996
                                                        Glastonbury, Connecticut


        FOR VALUE RECEIVED, the undersigned (hereinafter, jointly and severally, "Borrowers"), hereby promise to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of TEN MILLION DOLLARS ($10,000,000.00) or so much as has been loaned to Borrowers as Acquisition Loans under the Loan Agreement (as hereinafter defined) together with interest from and after the date hereof on the unpaid principal balance outstanding as set forth herein.

        This Secured Promissory Acquisition Term Note (the "Note") is the Acquisition Note referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement between Borrowers and Lender dated February 20, 1996, as amended by a First Amendment thereto of even date (hereinafter, as further amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        The unpaid principal (not at the time overdue) under this Note shall bear interest, at the Borrowers' election subject to the terms and conditions of the Loan Agreement, at (i) a variable rate per annum equal to Base Rate, (ii) the Euro-Dollar Rate plus 1.25% for the applicable Euro-Dollar Interest Period selected in accordance with the Loan Agreement or (iii) the Fixed Rate for the Fixed Rate Interest Period applicable to such Fixed Rate Loan. Accrued interest on the unpaid principal under this Note shall be payable as provided below.

        The rate of interest in effect hereunder for Loans bearing interest based upon the Base Rate shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the date that any such change in the Base Rate occurs. The Euro-Dollar Rate and the Fixed Rate shall be determined as provided in the Loan Agreement. Interest shall be computed in the manner provided in subsection 2.2 of the Loan Agreement.

        For so long as no Event of Default shall have occurred the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

        (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the date that the first Acquisition Loan is made hereunder, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full; and

        (b) The entire principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on July 31, 2002.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

        This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.2.5 of the Loan Agreement. Prepayment of this Note is permitted provided that Borrowers pay any amount due upon the prepayment of a Euro-Dollar Loan prior to this applicable Euro-Dollar Interest Period and any Fixed Rate Loan prior to the applicable Fixed Rate Interest Period. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement. All computations of interest payable under this Note shall be made by the Lender on the basis of the actual number of days elapsed divided by 360.

        Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement and the unpaid principal outstanding hereunder shall bear interest, payable on demand, at the rate set forth in 2.1.2 of the Loan Agreement.

        Borrower shall pay a late payment fee equal to 5% of the amount of any installment of principal or interest, or both, required hereunder which is received by Lender more than 10 days after the due date thereof.

        Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

        Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to any Borrower. Each Borrower agrees that, without releasing or impairing Borrowers' liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

        EACH BORROWER HEREBY WAIVES SUCH RIGHTS AS IT MAY HAVE TO NOTICE AND/OR HEARING UNDER ANY APPLICABLE FEDERAL OR STATE LAWS INCLUDING, WITHOUT LIMITATION, CONNECTICUT GENERAL STATUTES SECTIONS 52-278A, ET-SEQ., AS AMENDED,
                                                           --
PERTAINING TO THE EXERCISE BY LENDER OF SUCH RIGHTS AS THE LENDER MAY HAVE INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO SEEK PREJUDGMENT REMEDIES AND/OR DEPRIVE BORROWERS OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF BORROWERS' PROPERTY PRIOR TO THE RENDITION OF A FINAL JUDGMENT AGAINST A BORROWER. EACH BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUIRE LENDER TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT BY LENDER.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Connecticut.



                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

        IN WITNESS WHEREOF, each Borrower, jointly and severally, has caused this Note to be duly executed and delivered in Glastonbury, Connecticut, on the date first above written.

ATTEST:                               UNITED NATURAL FOODS,
                                      INC.


  /s/ STEVEN TOWNSEND                  By: /s/ NORMAN CLOUTIER
----------------------------              -------------------------------------
Secretary                                  Name:
                                                -------------------------------
[CORPORATE SEAL]                           Title:
                                                 ------------------------------

ATTEST:                                MOUNTAIN PEOPLE'S WAREHOUSE
                                       INCORPORATED


  /s/ STEVEN TOWNSEND                  By: /s/ NORMAN CLOUTIER
----------------------------              -------------------------------------
Secretary                                  Name:
                                                -------------------------------
[CORPORATE SEAL]                           Title:
                                                 ------------------------------

ATTEST:                                 NATURAL RETAIL GROUP, INC.


  /s/ STEVEN TOWNSEND                  By: /s/ NORMAN CLOUTIER
----------------------------              -------------------------------------
Secretary                                  Name:
                                                -------------------------------
[CORPORATE SEAL]                           Title:
                                                 ------------------------------

ATTEST:                                 NUTRASOURCE, INC.


  /s/ STEVEN TOWNSEND                  By: /s/ NORMAN CLOUTIER
----------------------------              -------------------------------------
Secretary                                  Name:
                                                -------------------------------
[CORPORATE SEAL]                           Title:
                                                 ------------------------------

ATTEST:                                 RAINBOW NATURAL FOODS, INC.


  /s/ STEVEN TOWNSEND                  By: /s/ NORMAN CLOUTIER
----------------------------              -------------------------------------
Secretary                                  Name:
                                                -------------------------------
[CORPORATE SEAL]                           Title:
                                                 ------------------------------